SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 7, 2005

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                               MAYTAG CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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       DELAWARE                        1-655                    42-0401785
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(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)       (IRS EMPLOYER
       OF INCORPORATION)                                  IDENTIFICATION NUMBER)


  403 WEST FOURTH STREET NORTH, NEWTON IOWA                      50208
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 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

                                 (641) 792-7000
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               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                 NOT APPLICABLE
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/X/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                               TABLE OF CONTENTS

ITEM 7.01  REGULATION FD DISCLOSURES.

           On October 7, 2005, Maytag Corporation (the "Company") and Whirlpool Corporation ("Whirlpool") issued a joint press release, a copy of which is furnished with this report as Exhibit 99.1 and is incorporated herein by reference.

           The information in this report is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in this report including the exhibit, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set for by specific reference in such a filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

           (a) Not applicable.

           (b) Not applicable.

           (c) Exhibits.

EXHIBIT NO.                        DESCRIPTION

99.1         Press Release


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                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 7, 2005

                               MAYTAG CORPORATION


                               By: /s/ Roger K. Scholten
                                  ---------------------------
                                  Name:  Roger K. Scholten
                                  Title: Senior Vice President &
                                         General Counsel


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                                 EXHIBIT INDEX

EXHIBIT NUMBER                       DESCRIPTION

99.1              Press Release